SUMMARY PROSPECTUS May 2, 2011

AllianceBernstein Variable Products Series Fund, Inc.

Growth and Income Portfolio—Class B

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 2, 2011, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Portfolio’s Prospectus and other information about the Portfolio, go to http://www.alliancebernstein.com/links/variable, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any insurance company that offers shares of the Portfolio.

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

Shareholder Fees (fees paid directly from your investment)

N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.55%
Distribution (12b-1) Fees	.25%
Other Expenses	.08%

Total Portfolio Operating Expenses	.88%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$90
After 3 Years	$281
After 5 Years	$488
After 10 Years	$1,084

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 66% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued, focusing on dividend-paying securities. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Portfolio may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. The research staff follows a primary research universe of approximately 500 largely U.S. companies.

In determining a company’s intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company’s ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Portfolio’s portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser’s valuation model.

The Adviser recognizes that the perception of what is a “value” stock is relative and the factors considered in determining whether a stock is a “value” stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Portfolio does not intend to concentrate in any particular industries or businesses. The Portfolio’s portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Portfolio also invests in high-quality securities of non-U.S. issuers. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS

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Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

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Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

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Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio’s investments.

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Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

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Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio’s website at www.AllianceBernstein.com (click on “Pricing & Performance”).

The performance information does not take into account separate account charges. If separate account charges were included, an investor’s return would be lower. The Portfolio’s past performance, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 17.52%, 2nd quarter, 2003; and Worst Quarter was down -20.14%, 4th quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Portfolio	12.80%	-0.25%	1.69%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	15.51%	1.28%	3.26%

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the person responsible for day-to-day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Frank V. Caruso	Since 2001	Senior Vice President of the Adviser

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies (“Insurers”). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio’s shares.

TAX INFORMATION

The Portfolio may make income dividends or capital gains distribution. The income and capital gains distribution are expected to be made in shares of the Portfolio. See the prospectus of the separate account of the participating insurance company for federal income tax information.

PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.